UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 27, 2006

AEP INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-14450	22-1916107
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

125 Phillips Avenue, South Hackensack, New Jersey		07606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (201) 641-6600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events

On April 21, 2006, the Company became aware of a Form 13-D/A filed by Third Point LLC (“Third Point”), Third Point Offshore Fund, Ltd. and Daniel S. Loeb, the Chief Executive Officer of Third Point. The Form 13-D/A included a letter, dated April 21, 2006, from Daniel S. Loeb, on behalf of Third Point, to the Company. Third Point and its affiliates own approximately 23% of the Company’s common stock.

On April 27, 2006, the Company issued a response to such Form 13-D/A filing, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

99.1	Letter, dated April 27, 2006, from the Company to Third Point.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEP INDUSTRIES INC.
(Registrant)

Date April 28, 2006
	By:	/s/ Lawrence R. Noll
Lawrence R. Noll
Vice President, Controller and Secretary

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Letter, dated April 27, 2006, from the Company to Third Point.